Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2005

Global Preferred Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23637	58-2179041
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 14, 2005 Global Preferred Holdings, Inc. (“Global Preferred”) mailed its First Quarter 2005 Quarterly Stockholder’s Report to stockholders. The First Quarter 2005 Quarterly Stockholder’s Report contained updated information regarding the sale of Global Preferred Re Limited and the dissolution and liquidation of Global Preferred. A copy of the First Quarter 2005 Quarterly Stockholder’s Report is furnished as Exhibit 99.1 to this report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	First Quarter 2005 Quarterly Stockholder’s Report

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2005	Global Preferred Holdings, Inc.
	By:	/s/ Bradley E. Barks
Bradley E. Barks
Chief Financial Officer